AFFINITY WORLD LEADERS EQUITY ETF

A Series of Two Roads Shared Trust

Supplement dated January 31, 2017 to the Statement of Additional Information (“SAI”) for the Affinity World Leaders Equity ETF (the “Fund”) dated December 27, 2017

This Supplement provides new information from that contained in the SAI and should be read in conjunction with the SAI.

The following replaces the first paragraph in its entirety under the heading “Compensation of Directors” in the “MANAGEMENT” section on page 16 of the SAI and supersedes any other contrary information in the SAI.

Compensation of Directors. Effective January 1, 2018, the Trust pays each Independent Trustee a fee of $42,500 per annum, as well as reimbursements for any reasonable expenses incurred attending the meetings, to be paid at the end of each calendar quarter. In addition, the Chairman of the Board receives an additional annual fee of $12,500, the Chairman of the Audit Committee receives an additional annual fee of $10,000, the Chairman of the Valuation Committee receives an additional annual fee of $5,000 and the Chairman of the Corporate Governance Committee receives an additional annual fee of $5,000. The Trust also pays each Independent Trustee a fee of $1,000 for each Board meeting (and/or Committee meeting held in connection with such a Board meeting) other than a regularly scheduled meeting (a “Special Meeting”), except that the Audit Committee will permit up to four Special Meetings a year without any additional fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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This Supplement, and the Prospectus and SAI each dated December 27, 2017, provide relevant information for all shareholders and should be retained for future reference. The Prospectus has been filed with the Securities and Exchange Commission and is incorporated by reference and can be obtained without charge by calling 1-866-866-4848.